[TIAA logo]         Application for Teachers Personal Annuity Contract        N

                    Please print in INK and provide all information requested.

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1. Annuitant        Last Name________________________ First__________ Middle____
   Information      [ ]Mr. [ ]Mrs. [ ]Ms. [ ]Other____
                    Sex: [ ]M [ ]F     Date of Birth: Mo._____ Day_____ Yr._____
                    Soc. Sec. #__________ Home Tel.__________ Bus. Tel:_________
                    Employer_______________________ Status: [ ]Active [ ]Retired
                    Do you own any insurance or Annuity contracts issued by
                    TIAA-CREF?  [ ]Yes [ ]No
                    Home Address: Street _______________________________________
                    City _____________________ State _______ Zip Code __________
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2. Owner            Last Name________________________ First__________ Middle____
   Information      [ ]Mr. [ ]Mrs. [ ]Ms. [ ]Other____
   (Complete only   Sex: [ ]M [ ]F     Date of Birth: Mo._____ Day_____ Yr._____
   if the Annuitant Soc. Sec. #__________ Home Tel.__________ Bus. Tel:_________
   is not to be     Employer_______________________ Status: [ ]Active [ ]Retired
   the Owner.)      Relationship of Owner to Annuitant__________________________
                    Do you own any insurance or Annuity contracts issued by
                    TIAA-CREF?  [ ]Yes [ ]No
                    Home Address: Street _______________________________________
                    City _____________________ State _______ Zip Code __________
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3. Existing         Will this annuity contract replace an existing life
   Contracts        insurance or annuity contract from another company?
                    [ ]Yes [ ]No From what company? ____________________________
                    Contract number ____________________________________________
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4. Annuity          The first day of (Month) ______________ (Year)_____________,
   Starting Date    or at the Annuitant's age ______________
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
5. Your             Name(s) and Address(es)          Relationship to Owner    Date of Birth    Social Security #
   Designation      of Primary Beneficiary(ies)
   of Beneficiary
   (Very Important)
                                     [stamp]
                                    APPROVED
                               STATE OF NEW YORK
                                  NOV 30 1992
                                /s/ [illegible]
                          SUPERINTENDENT OF INSURANCE

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                    Name(s) and Address(es)          Relationship to Owner    Date of Birth    Social Security #
                    of Contingent Beneficiary(ies)




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6. Initial Premium  The amount of premium paid with this application is
                    $______________________.
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The Annuitant, if other than the Owner, consents to this application for an annuity based on his or her life. The Owner has all rights to the benefits provided by the annuity contract. Unless the Owner has assigned or irrevocably transferred rights under the contract, the Owner may exercise every right given by the contract without the consent of any other person. If the Annuitant dies before income benefit payments begin, the Owner will receive the death benefit. If the Owner dies before income benefit payments begin, the Beneficiary will receive the death benefit. The annuity applied for will not take effect unless and until, during the lifetimes of the proposed Owner and Annuitant, TIAA has received the initial premium and TIAA has approved this application.

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                    Signature of Annuitant                    Date

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                    Signature of Owner                        Date
                    (if other than the Annuitant)


1291.APP.01
ED 10/92